UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to § 240.14a-12

Chord Energy Corporation

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

We are excited to announce that Chord has entered into an agreement to combine with Enerplus in a transaction that will further strengthen our premier Williston Basin position and represents a compelling opportunity for both companies’ shareholders. The combined company is expected to benefit from improving returns, capital efficiency, low-cost inventory and a peer-leading balance sheet, all of which support sustainable free cash flow generation and meaningful shareholder returns. Together, we will build upon our commitment to ESG and sustainability excellence and capitalize on Chord’s and Enerplus’ combined best practices. We thank our employees for their dedication and hard work over the years that has allowed us to build such a great organization and reach this exciting milestone. For more details, please view the news release below. #oilandgas #energy #sustainability #ESG Chord Energy and Enerplus to Combine in $11 Billion Transaction Creating Premier Williston-Focused E&P Company with Top-Tier Shareholder Returns ir.chordenergy.com

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to subscribe for or buy any securities or a solicitation of any vote or approval with respect to Chord Energy Corporation’s, a Delaware corporation (“Chord”), acquisition of Enerplus Corporation, a corporation organized and existing under the laws of the Province of Alberta, Canada (“Enerplus”), in a stock-and-cash transaction (such transaction, the “Arrangement”), or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Important Additional Information

In connection with the Arrangement, Chord and Enerplus intend to file materials with the U.S. Securities and Exchange Commission (the “SEC”) and on SEDAR+, as applicable. Chord intends to file the definitive proxy statement on Schedule 14A (the “Proxy Statement”) with the SEC in connection with the solicitation of proxies to obtain Chord stockholder approval of the Arrangement, and Enerplus intends to file the management information circular and proxy statement (the “Circular”) with the SEC and on SEDAR+ in connection with the solicitation of proxies to obtain Enerplus shareholder approval of the Arrangement. After the Proxy Statement is cleared by the SEC, Chord intends to mail a definitive Proxy Statement to the stockholders of Chord. This communication is not a substitute for the Proxy Statement, the Circular or for any other document that Chord or Enerplus may file with the SEC or on SEDAR+ and/or send to Chord stockholders and/or Enerplus’ shareholders in connection with the Arrangement. INVESTORS AND SECURITY HOLDERS OF CHORD AND ENERPLUS ARE URGED TO CAREFULLY AND THOROUGHLY READ THE PROXY STATEMENT AND THE CIRCULAR, RESPECTIVELY, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY CHORD AND/OR ENERPLUS WITH THE SEC OR ON SEDAR+, WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT CHORD, ENERPLUS, THE ARRANGEMENT, THE RISKS RELATED THERETO AND RELATED MATTERS.

Stockholders of Chord and shareholders of Enerplus will be able to obtain free copies of the Proxy Statement and the Circular, as each may be amended from time to time, and other relevant documents filed by Chord and/or Enerplus with the SEC or on SEDAR+ (when they become available) through the website maintained by the SEC at www.sec.gov. Copies of documents filed with the SEC by Chord will be available free of charge from Chord’s website at www.chordenergy.com under the “Investors” tab or by contacting Chord’s Investor Relations Department at (281) 404-9600 or ir@chordenergy.com. Copies of documents filed with the SEC or on SEDAR+ by Enerplus will be available free of charge from Enerplus’ website at www.enerplus.com under the “Investors” tab or by contacting Enerplus’ Investor Relations Department at (403) 298-1707.

Participants in the Solicitation

Chord, Enerplus and their respective directors and certain of their executive officers and other members of management and employees may be deemed, under SEC rules, to be participants in the solicitation of proxies from Chord’s stockholders and Enerplus’ shareholders in connection with the Arrangement. Information regarding the executive officers and directors of Chord is included in its definitive proxy statement for its 2023 annual meeting under the headings “Item 1 – Election of Directors”, “Our Executive Officers”, “Compensation Discussion and Analysis”, “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management”, which was filed with the SEC on March 16, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1486159/000148615923000007/chrd-20230316.htm. Information regarding the executive officers and directors of Enerplus is included in its information circular and proxy statement for its 2023 annual meeting under the headings “Director Compensation” and “Executive Compensation”, which was filed on SEDAR+ on April 4, 2023 and is available at https://www.sec.gov/Archives/edgar/data/1126874/000110465923041270/tm235372d3_ex99-2.htm. Additional information regarding the persons who may be deemed participants and their direct and indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement, the Circular and other materials when they are filed with the SEC or on SEDAR+ in connection with the Arrangement. Free copies of these documents may be obtained as described in the paragraphs above.

Forward-Looking Statements and Cautionary Statements

Certain statements in this document concerning the Arrangement, including any statements regarding the expected timetable for completing the Arrangement, the results, effects, benefits and synergies of the Arrangement, future opportunities for the combined company, future financial performance and condition, guidance and any other statements regarding Chord’s or Enerplus’ future expectations, beliefs, plans, objectives, financial conditions, assumptions or future events or performance that are not historical facts are “forward-looking” statements based on assumptions currently believed to be valid. Forward-looking statements are all statements other than statements of historical facts. The words “anticipate,” “believe,” “ensure,” “expect,” “if,” “intend,” “estimate,” “probable,” “project,” “forecasts,” “predict,” “outlook,” “aim,” “will,” “could,” “should,” “would,” “potential,” “may,” “might,” “anticipate,” “likely” “plan,” “positioned,” “strategy,” and similar expressions or other words of similar meaning, and the negatives thereof, are intended to identify forward-looking statements. Specific forward-looking statements include statements regarding Chord’s or Enerplus’ plans and expectations with respect to the Arrangement and the anticipated impact of the Arrangement on the combined company’s results of operations, financial position, growth opportunities and competitive position. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, Section 21E of the Securities and Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995.

These forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those anticipated, including, but not limited to, the possibility that shareholders of Enerplus may not approve the Arrangement or stockholders of Chord may not approve the issuance of shares of Chord common stock in connection with the Arrangement; the risk that any other condition to closing may not be satisfied; that either party may terminate the Arrangement Agreement, dated February 21, 2024, by and among Chord, Enerplus and the other parties thereto (such agreement, the “Arrangement Agreement”), or that the closing might be delayed or not occur at all; the risk that the Arrangement Agreement is terminated and either Chord or Enerplus is required to pay a termination fee to the other party; potential adverse reactions or changes to business or employee relationships of Chord or Enerplus, including those resulting from the announcement or completion of the Arrangement; the diversion of management time on transaction-related issues; the ultimate timing, outcome and results of integrating the operations of Chord and Enerplus; the effects of the business combination of Chord and Enerplus, including the combined company’s future financial condition, results of operations, strategy and plans; the ability of the combined company to realize anticipated synergies in the timeframe expected or at all; changes in capital markets and the ability of the combined company to finance operations in the manner expected; regulatory approval of the Arrangement; the effects of commodity prices; the risks of oil and gas activities; and the fact that operating costs and business disruption may be greater than expected following the public announcement or consummation of the Arrangement. Expectations regarding business outlook, including changes in revenue, pricing, capital expenditures, cash flow generation, strategies for the combined company’s operations, oil and natural gas market conditions, legal, economic and regulatory conditions, and environmental matters are only forecasts regarding these matters.

Additional factors that could cause results to differ materially from those described above can be found in Chord’s Annual Report on Form 10-K for the year ended December 31, 2022, and subsequent Quarterly Reports on Form 10-Q, which are on file with the SEC and available from Chord’s website at www.chordenergy.com under the “Investors” tab, and in other documents Chord files with the SEC and in Enerplus’ annual information form for the year ended December 31, 2022, which is on file with the SEC and on SEDAR+ and available from Enerplus’ website at www.enerplus.com under the “Investors” tab, and in other documents Enerplus files with the SEC or on SEDAR+.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. Neither Chord nor Enerplus assumes any obligation to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements were made or to reflect the occurrence of unanticipated events except as required by applicable securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.

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